UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4521

T. Rowe Price State Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 29

Date of reporting period: August 31, 2012

Item 1. Report to Shareholders

Maryland Tax-Free Bond Fund	August 31, 2012

The views and opinions in this report were current as of August 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Maryland tax-free municipal bonds produced good returns in the last six months, performing in line with taxable bonds and continuing a tremendous performance streak. Longer-term municipal bonds rose with Treasuries, but to a lesser extent, as the European sovereign debt crisis continued to simmer, U.S. job growth moderated, and emerging markets economies cooled. Munis were also supported by strong demand as state and local governments continued to balance budgets in challenging economic times. The T. Rowe Price Maryland Tax-Free Funds generally performed in line with their benchmarks in the last six months.

MARKET ENVIRONMENT

The U.S. economy has been expanding at a modest pace in 2012 compared with what is typically seen in the years following a deep recession. Although job growth moderated in the second quarter after a strong start to the year, the economy has shown resilience in the face of the sovereign debt crisis in Europe, a slowdown in Chinese growth, and bouts of global market volatility. We believe growth will continue at a modest pace in the months ahead, but uncertainty about the “fiscal cliff” of federal tax increases and spending cuts that are scheduled to take place at the end of 2012 could restrain economic activity.

To help keep long-term interest rates low, the Federal Reserve announced that it would continue its maturity extension program, which had been set to expire at the end of June, for six more months. Through this program, the Fed sold $400 billion of its short-term Treasuries and purchased an equal amount of long-term Treasuries from autumn 2011 through mid-2012. By the end of 2012, the central bank plans to exchange an additional $267 billion in short-term Treasuries for long-term government bonds.

More recently, the Fed announced further easing to stimulate the U.S. economy and reduce unemployment, including plans to purchase $40 billion of mortgage-backed securities each month.

In the last six months, shorter-term municipal yields remained very low and were little changed, but longer-term muni yields declined with Treasury yields, albeit to a lesser extent. With municipal yields higher than Treasury yields across the board, tax-free securities are an attractive alternative for fixed income investors. For example, as of August 31, 2012, the 2.89% yield offered by a 30-year tax-free municipal bond rated AAA was 108% of the 2.67% pretax yield offered by a 30-year Treasury. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding about 4.01% in order to receive the same after-tax income. For more information about calculating taxable-equivalent yields, please see the sidebar on page 3.

MUNICIPAL MARKET NEWS

Municipal issuance totaled about $253 billion in the first eight months of 2012, according to The Bond Buyer. However, much of the year-to-date issuance reflects municipalities refinancing their debts to take advantage of low long-term interest rates rather than net new issuance. Supply is expected to increase in September and October, and full-year issuance is likely to approach $400 billion. One positive factor for munis is that austerity-minded state and local government leaders have been conservative about adding to indebtedness, despite prevailing low yields. Another favorable factor supporting the market is brisk demand, particularly for long-term issues.

When Less Is Really More

Despite very low nominal yields, municipal bonds have rarely been more attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. More important than how much you make on your investments is how much you get to keep after taxes. Even though municipals typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities.

The table below shows the tax-exempt yield versus the taxable-equivalent yield for investors in several federal marginal tax brackets. As you can see, an investor in the 33% bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

The method for calculating a taxable-equivalent yield is relatively straightforward. First, subtract your federal tax bracket, expressed as a decimal, from 1.00 and divide that number into the tax-free yield. For example, an investor in the 33% tax bracket considering a tax-free security yielding 5.0% would do the calculation as follows: 1.00 – 0.33 = 0.67. Next, divide the tax-free yield (5.0% in this case) by that number (5.0 ÷ 0.67). The result is a 7.5% taxable-equivalent yield.

If we were to factor in state and local income tax rates—which, of course, will vary widely—the taxable-equivalent yield calculations would be more complicated. However, the tax brackets and the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities, particularly in an environment in which interest rates are likely to remain low for some time due to slow economic growth.

Tax-Exempt and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields Your Federal Marginal Tax Bracket			
	25%	28%	33%	35%
1.0%	1.3%	1.4%	1.5%	1.5%
1.5	2.0	2.1	2.2	2.3
2.0	2.7	2.8	3.0	3.1
2.5	3.3	3.5	3.7	3.8
3.0	4.0	4.2	4.5	4.6
3.5	4.7	4.9	5.2	5.4
4.0	5.3	5.6	6.0	6.2
4.5	6.0	6.3	7.2	6.9
5.0	6.7	6.9	7.5	7.7

*Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

Municipal bond performance in the last six months remained driven by investors’ search for higher yields in a low interest rate environment. Long-term bonds outperformed shorter-term securities, while low-quality issues outpaced higher-quality munis, and revenue bonds outpaced state and local general obligations. We generally favor bonds backed by a dedicated revenue stream over general obligations. Among revenue bonds, the performance of most sectors varied little. The main exceptions were industrial revenue and health care, which were leading segments, while power and special tax revenue bonds trailed and posted modest gains. We are becoming more selective among hospital revenue bonds, as new issue supply and some credit concerns are weighing on the sector. Prerefunded bonds, which are backed by U.S. Treasuries, continued to produce mild gains due to their high-quality and short-term characteristics.

MARYLAND MARKET NEWS

Maryland’s economic fundamentals remain solid compared with other states. Marylanders are relatively prosperous—per capita personal income represented 123% of the national average in 2011, ranking it fourth in the nation. The state’s unemployment rate was 7.0% as of July 31, 2012, below the 8.3% national unemployment rate. Maryland’s employment base, however, only grew by 0.4% over the past year, below the national average of 1.4%.

Maryland’s finances are improving. General fund revenues dropped almost 9% during the recession, but they have started to climb. In the latest audited fiscal year, ended June 30, 2011, Maryland’s general fund receipts were 6% ahead of where they were in the prior year, producing a surplus of $90 million. Preliminary fiscal 2012 revenue figures, recently released by Maryland’s comptroller, show 5% growth from last year, which is 2% higher than expected.

The state has always maintained a good cushion in its rainy day fund—on June 30, 2011 (latest available data), Maryland’s reserve fund held $629 million, representing a solid 4.8% of general fund revenues. The comptroller’s recent estimate is that the rainy day fund held $671 million as of June 30, 2012. The state has balanced its budget for 2013, and the fiscal 2013 budget was passed on time.

Maryland’s debt load is above the national average. According to Moody’s 2012 State Debt Medians, the state’s debt burden is in the upper third among all states when measured by debt per capita and only modestly better when measured on a debt-to-personal income basis. Debt service as a percentage of the budget is manageable at 3.5% in fiscal 2011. However, as of June 30, 2011, Maryland’s Retirement and Pension System was only funded at 64% on an actuarial basis. Maryland also faces fairly heavy unfunded liabilities for its pension and benefits plans, at $19 billion and $9 billion, respectively. Various modifications to benefits under these programs have been proposed to reduce liabilities and improve funding.

Maryland has a long history of responsible stewardship and prudent financial management. The state’s general obligation bonds are rated Aaa, AAA, and AAA by Moody’s Investors Service, Standard & Poor’s, and Fitch, respectively. While S&P and Fitch maintain stable outlooks, Moody’s revised its outlook on Maryland to negative at the beginning of August 2011 in conjunction with a similar move on the outlook for debt issued by the federal government. In Moody’s opinion, Maryland has above-average economic sensitivity and dependence on federal employment and procurement.

PERFORMANCE AND PORTFOLIO STRATEGY REVIEW

Maryland Tax-Free Money Fund
The Maryland Tax-Free Money Fund returned 0.01% for the six-month period ended August 31, 2012, in line with the result for the Lipper Other States Tax-Exempt Money Market Funds Average. All money market rates continue to be closely tied to the federal funds target rate of 0.00% to 0.25%. With volatile financial markets, the European debt crisis, uncertainty over the U.S. debt obligations, and a sputtering economy all serving as a backdrop, investors continue to show a preference for the safety and liquidity that high-quality money funds provide despite their meager yields.

Tax-exempt money market rates seem to have bottomed in the past six months. The prospect for 0% interest rates through 2014 is very likely, supply and demand forces seem to be in balance for now, and the money market yield curve has stabilized somewhat. This curve ranges from about 15 basis points (0.15%) on overnight investments to around 22 basis points on one-year maturities. In the past six months, the curve has flattened as yields in the front end (less than 90 days) moved higher while longer-dated yields (six to 12 months) were relatively unchanged.

Barring a change in Fed policy, a major credit event in Europe, or a shift in supply, we expect interest rates to remain stable in the near term. For investors, money market returns will likely continue to be minimal. Given this outlook, we are comfortable with maintaining a target weighted average maturity (WAM) at the long end of our permissible range. We are currently targeting the portfolio’s WAM in the range of 50 to 55 days.

Maintaining a high credit quality profile is a key focus in the management of the fund. Fortunately, Maryland is a very high-quality issuer, unlike some of its peers. We have significant exposure to high-quality general obligation, housing, hospital, and university securities. Bank liquidity providers figure prominently in the financing of many short-term municipal borrowings, and we are mindful of their impact on this segment.

In August, the Securities and Exchange Commission concluded that further changes to the rules governing money market funds would not be addressed at this time. The significant risk-limiting measures implemented by the SEC in 2010, which mandated higher liquidity requirements and reduced credit risk, have resulted in more resilient money fund products throughout the industry—although we have consistently strived to avoid taking inappropriate risks. Liquidity and principal stability remain fundamental needs for shareholders, and we are focused on managing the fund with those needs in mind.

Maryland Short-Term Tax-Free Bond Fund
The Maryland Short-Term Tax-Free Bond Fund returned 0.28% for the six-month period ended August 31, 2012, and trailed the Lipper Short Municipal Debt Funds Average. In this ultra-low interest rate environment, the fund’s net asset value remained very stable and ended the reporting period slightly lower at $5.24. Dividends contributed $0.02 per share to the fund’s return for the six-month period. Please note that the Barclays 1–3 Year Municipal Bond Index has been added to the Growth of $10,000 chart on page 18. We believe this index better reflects the fund’s investment program than the Barclays 3-Year State General Obligation Bond Index, and it will serve as the fund’s primary benchmark effective August 31, 2012.

Over the last several years, the yields on short-term Maryland bonds have fallen dramatically. Despite the historically low yield, investor demand for short-term munis has remained strong, driving yields still lower. The fund’s 30-day SEC yield at the end of the reporting period was 0.19%. Six months ago, we expected short-term interest rates to remain low. Accordingly, we focused on increasing returns by reducing cash and short-term bond holdings in favor of sectors that offered greater yield.

Our strategy has changed very little since our last shareholder letter. We have continued modestly extending the fund’s maturity and duration profile to capture appreciation in bonds that are approaching their maturity dates. One of the ways for us to generate more yield is to extend the portfolio’s weighted average maturity. Since February 2012, we trimmed our allocation to holdings that mature in less than two years, and we added to bonds with two- to four-year maturities, which has lengthened the portfolio’s WAM to 2.5 years from 2.2 years.

At the same time, we managed the fund’s duration so that it ranged from neutral to slightly longer than that of our benchmark. (A longer duration means the fund is more sensitive to changes in interest rates.) We decided that the fund was holding too much short-dated paper, and this defensive positioning would only benefit performance if interest rates were to move higher. This is unlikely in the near term as the Federal Open Market Committee recently stated that it would leave the federal funds rate unchanged until mid-2015.

Overall, the portfolio’s credit quality, as shown in the Quality Diversification chart below, remained very high. AAA rated bonds accounted for 38% of assets, unchanged from six months ago. Our allocation to AA rated issues expanded by two percentage points over the past six months to 45% of the fund. In aggregate, investment-grade holdings represent 97% of the portfolio, which was unchanged from six months ago. The fund’s focus on delivering triple-tax-free income for Maryland investors somewhat limits our ability to compete with our peer group of national funds. Maryland is a AAA rated state with a long history of fiscal responsibility, and its short-term bonds typically yield less than municipal bonds issued by other states. Because Maryland is a very high-quality state, there were few opportunities to pick up yield with security selection or sector allocation.

We believe the T. Rowe Price Maryland Short-Term Tax-Free Bond Fund is an attractive investment relative to a low-yielding money market fund. Our unwavering focus is on providing tax-exempt income for Maryland residents while allowing only moderate fluctuation in principal.

Maryland Tax-Free Bond Fund
The Maryland Tax-Free Bond Fund returned 3.45% for the six-month period ended August 31, 2012, modestly outperforming its Lipper peer group average. The fund’s net asset value rose to $11.09 at the end of August from $10.93 six months earlier, and dividends per share contributed $0.21 to the fund’s total return. Our mix of maturities, sector strategy, and modest fees were important contributors to our positive relative results, and we are pleased to report that your fund continued to compare favorably versus its competitors over the longer term.

While we kept an emphasis on longer-term securities, we moderated our positioning slightly as long-term municipal rates fell to historic lows and added new positions across a range of maturities. As a result, the weighted average maturity of the portfolio shortened moderately to 16.7 years, and our duration was little changed at 4.8 years. This is in line with our benchmark but shorter than many of our peers, making our portfolio somewhat less sensitive to interest rate changes than our competitors.

In terms of quality, we kept our focus on AA rated securities for the most recent period. Partly, this pattern reflects what was available, but mostly this represents our emphasis on higher-quality issuers that should hold up well if the economy continues to muddle along. We believe higher-yielding issues that our in-house credit analysts have subjected to extensive research offer long-term potential for our shareholders. From a sector perspective, we made modest changes, although we added significantly to several education holdings, including additional investments in Johns Hopkins University and, to a lesser extent, Loyola College and Goucher College. All three schools issued new debt in 2012. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our most important sector emphasis continues to be health care, and most of our best contributors came from this sector. While health care faces financial pressures, hospital bonds, with their premium yields, continue to generate excellent returns for municipal investors. Our allocation to health care, at 23.6% of the portfolio at the end of the period, will continue to be important for this portfolio, and we expect it to provide favorable long-term returns for the fund.

We continued to significantly cut our exposure to Puerto Rico and other U.S. territories whose bonds are tax-exempt in Maryland, as prolonged deficits and the recent economic downturn have especially challenged these credits. Higher-yielding municipals, such as Puerto Rico, have had a strong run in recent years, including the last six months. Significant investor demand for income and generally greater comfort in the credit landscape for municipals have reduced risk premiums in the marketplace. From a longer-term perspective, we favor the prospects for medium- and lower-quality bonds, and we believe the market is fairly compensating investors for assuming credit risk in municipals. With 43% of the portfolio in credits rated A or lower, we think the fund is well positioned for the future. As always, we will rely on our time-tested, research-driven process to take advantage of investment opportunities in the municipal market.

OUTLOOK

While we are pleased with the tremendous performance of municipal bonds over the last 18 months, we believe that returns in the period ahead will moderate, as the credit and economic environment for municipalities is likely to remain challenging and yields are unlikely to fall significantly from current levels. Modest economic growth and improving income and sales tax revenues are providing some support for state and local governments. However, cutbacks in state support for municipalities and persisting downward pressure on property tax revenues could keep local municipal issuers vulnerable. If the economy slides back into a recession—which we are not currently predicting—municipalities will face even tougher challenges.

State and local government liabilities such as pension benefits and health care costs are growing long-term concerns. Maintaining balanced budgets and addressing these long-term challenges require careful and dedicated work by state and local officials. These efforts will need to continue—with or without additional federal government assistance.

We continue to believe that municipals represent a high-quality market with good opportunities for long-term investors. In this low-rate environment, we believe long-term bonds and A rated sectors continue to represent good value. While we are comforted somewhat by Federal Reserve assurances that interest rate hikes are not imminent and by the demonstrated ability of states to balance their budgets in tough times, we are mindful that municipal yields are at or near historic lows and that losses are possible if rates rise in response to stronger economic growth or inflation. With rates at such low levels, we are guarded in our interest rate outlook and careful with any investment shift that might increase our portfolios’ interest rate sensitivity.

We believe T. Rowe Price’s strong credit research capabilities have been and will remain an asset for our investors. We continue to conduct thorough research and assign our own independent credit ratings before making investment decisions. As always, we are on the lookout for attractively valued bonds issued by municipalities with good fundamentals—an investment strategy that has served our investors well in the past.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Maryland Tax-Free Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Maryland Short-Term Tax-Free Bond Fund

Hugh D. McGuirk
Chairman of the Investment Advisory Committee
Maryland Tax-Free Bond Fund

September 19, 2012

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing each fund’s investment program.

RISKS OF FIXED INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The Maryland Tax-Free Funds are less diversified than those investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

The money fund seeks to maintain a stable net asset value and provide an appropriate place for money between investments or during uncertain market conditions. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

GLOSSARY

Barclays 1–3 Year Municipal Bond Index: A broad selection of investment-grade general obligation and revenue bonds with maturities ranging from one to four years.

Barclays 3-Year State General Obligation Bond Index: A broadly diversified index of state-issued general obligation tax-exempt bonds with maturities between two and four years.

Barclays Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Escrowed-to-maturity bond: A bond that has the funds necessary for repayment at maturity, or a call date, set aside in a separate or “escrow” account.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Libor: The London Interbank Offered Rate is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Revenue bonds: Bonds issued to fund specific projects, such as airports, bridges, hospitals, and toll roads, where a portion of the revenue generated is used to service the interest payments on the bonds.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

	6 Months Ended 8/31/12	Year Ended 2/29/12	2/28/11	2/28/10	2/28/09	2/29/08
NET ASSET VALUE						
Beginning of period	$ 10.93	$ 10.10	$ 10.47	$ 9.70	$ 9.95	$ 10.70
Investment activities						
Net investment income[1]	0.21	0.45	0.46	0.46	0.47	0.47
Net realized and unrealized gain (loss)	0.16	0.82	(0.37)	0.77	(0.25)	(0.72)
Total from investment activities	0.37	1.27	0.09	1.23	0.22	(0.25)
Distributions						
Net investment income	(0.21)	(0.44)	(0.46)	(0.46)	(0.47)	(0.47)
Net realized gain	–	–	–	–	–	(0.03)
Total distributions	(0.21)	(0.44)	(0.46)	(0.46)	(0.47)	(0.50)
NET ASSET VALUE						
End of period	**$ 11.09**	**$ 10.93**	**$ 10.10**	**$ 10.47**	**$ 9.70**	**$ 9.95**

Ratios/Supplemental Data

	6 Months Ended 8/31/12	Year Ended 2/29/12	2/28/11	2/28/10	2/28/09	2/29/08
Total return[2]	**3.45%**	**12.90%**	**0.76%**	**12.88%**	**2.26%**	**(2.44)%**
Ratio of total expenses to average net assets	0.45%[3]	0.46%	0.46%	0.47%	0.47%	0.47%
Ratio of net investment income to average net assets	3.82%[3]	4.28%	4.40%	4.54%	4.80%	4.49%
Portfolio turnover rate	8.3%	12.5%	15.3%	7.9%	21.9%	22.9%
Net assets, end of period (in millions)	$ 2,070	$ 1,967	$ 1,700	$ 1,758	$ 1,434	$ 1,410

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 99.3%		
MARYLAND 95.3%		
Annapolis, GO, 5.00%, 8/1/31	1,000	1,188
Annapolis, Park Place, IDRB, 5.35%, 7/1/34	8,441	8,502
Annapolis, Public Improvement, Series A1, 4.75%, 8/1/22 (Prerefunded 8/1/17) (1)	1,765	2,122
Annapolis, Public Improvement, Series A2, 4.75%, 8/1/22 (Prerefunded 8/1/17) (1)	170	204
Annapolis Economic Dev., Saint John's College 5.00%, 10/1/27	940	991
Annapolis Economic Dev., Saint John's College 5.00%, 10/1/32	1,085	1,130
Annapolis Economic Dev., Saint John's College 5.00%, 10/1/36	1,085	1,124
Anne Arundel County, Consolidated General Improvement, GO 5.00%, 4/1/15	1,000	1,118
Anne Arundel County, Consolidated General Improvement, GO 5.00%, 4/1/16	500	580
Anne Arundel County, Consolidated Public Improvement, GO 5.00%, 4/1/22	3,600	4,535
Anne Arundel County, Consolidated Public Improvement, GO 5.00%, 4/1/23	3,605	4,510
Anne Arundel County, Farmington Village, 6.25%, 6/1/25	3,448	3,452
Anne Arundel County, GO, 4.50%, 3/1/24	2,885	3,196
Anne Arundel County, GO, 4.50%, 3/1/25	1,470	1,620
Anne Arundel County, GO, 5.125%, 7/1/29	2,000	2,138
Anne Arundel County, National Business Park 5.625%, 7/1/25	2,000	2,169
Anne Arundel County, National Business Park 6.10%, 7/1/40	2,550	2,758
Anne Arundel County, Village South Waugh Chapel 6.25%, 7/1/40	5,000	5,340
Anne Arundel County, Water & Sewer, GO, 4.625%, 4/1/34	4,875	5,431
Baltimore City, 5.25%, 4/1/16 (2)(3)	180	184

Baltimore City, Board of Ed. Administration, COP 5.00%, 4/1/16 (3)	3,825	3,838
Baltimore City, Consolidated Public Improvement, GO 5.00%, 10/15/27	1,905	2,292
Baltimore City, Consolidated Public Improvement, GO 5.00%, 10/15/28	1,805	2,161
Baltimore City, Consolidated Public Improvement, GO 5.00%, 10/15/30	1,015	1,202
Baltimore City, Consolidated Public Improvement, GO 5.00%, 10/15/31	1,965	2,314
Baltimore City, Consolidated Public Improvement, GO 5.40%, 10/15/12 (4)	385	387
Baltimore City, Convention Center Hilton, 5.00%, 9/1/32 (5)	2,195	2,213
Baltimore City, Convention Center Hilton, 5.25%, 9/1/20 (5)	4,615	4,812
Baltimore City, Convention Center Hilton, 5.25%, 9/1/22 (5)	1,100	1,138
Baltimore City, Convention Center Hilton, 5.25%, 9/1/24 (5)	460	474
Baltimore City, Convention Center Hilton, 5.25%, 9/1/26 (5)	2,960	3,040
Baltimore City, Convention Center Hilton, 5.875%, 9/1/39	4,500	4,602
Baltimore City, COP, 5.00%, 10/1/15	2,405	2,702
Baltimore City, GO, 5.00%, 10/15/19 (4)	240	271
Baltimore City, Parking, 5.25%, 7/1/21 (6)	2,190	2,551
Baltimore City, Parking, 6.00%, 7/1/14 (6)	5,155	5,627
Baltimore City, Parking, 6.00%, 7/1/15 (6)	5,460	6,208
Baltimore City, Parking, 6.00%, 7/1/16 (6)	5,785	6,820
Baltimore City, Parking, 6.00%, 7/1/17 (6)	6,135	7,427
Baltimore City, Parking, 6.00%, 7/1/18 (6)	6,505	8,064
Baltimore City, Wastewater, 4.50%, 7/1/23 (4)	2,360	2,621
Baltimore City, Wastewater, 4.50%, 7/1/32 (4)	1,000	1,078
Baltimore City, Wastewater, 5.00%, 7/1/22 (4)	470	537
Baltimore City, Wastewater, 5.00%, 7/1/23 (4)	1,805	2,058
Baltimore City, Wastewater, 5.00%, 7/1/24	1,720	2,012

Baltimore City, Wastewater, 5.00%, 7/1/25 (4)	1,990	2,263
Baltimore City, Wastewater, 5.00%, 7/1/29	3,165	3,621
Baltimore City, Wastewater, 5.00%, 7/1/31 (Prerefunded 7/1/16) (1)(4)	485	570
Baltimore City, Wastewater, 5.00%, 7/1/31 (4)	640	714
Baltimore City, Wastewater, 5.00%, 7/1/36	14,750	17,123
Baltimore City, Wastewater, 5.00%, 7/1/37 (4)	5,705	6,471
Baltimore City, Wastewater, 5.00%, 7/1/41	10,635	12,265
Baltimore City, Wastewater, 5.125%, 7/1/34	2,000	2,284
Baltimore City, Wastewater, 5.60%, 7/1/13 (3)	1,600	1,668
Baltimore City, Wastewater, 5.625%, 7/1/39	3,000	3,501
Baltimore City, Water, 5.00%, 7/1/23 (Prerefunded 7/1/13) (1)(6)	1,250	1,299
Baltimore City, Water, 5.00%, 7/1/24 (Prerefunded 7/1/13) (1)(6)	2,220	2,307
Baltimore City, Water, 5.00%, 7/1/28 (2)(6)	345	429
Baltimore City, Water, 5.00%, 7/1/30 (Prerefunded 7/1/15) (1)(3)	1,995	2,256
Baltimore City, Water, 5.125%, 7/1/29	1,250	1,440
Baltimore City, Water, 5.125%, 7/1/42 (6)	1,225	1,229
Baltimore City, Water, 5.375%, 7/1/34	590	681
Baltimore City, Water, 5.60%, 7/1/13 (3)	2,700	2,815
Baltimore City, Water, 5.65%, 7/1/20 (3)	2,200	2,577
Baltimore City, Water, 5.75%, 7/1/39	1,250	1,470
Baltimore City, Water, 6.00%, 7/1/15 (6)	3,400	3,672
Baltimore County, GO, 4.50%, 8/1/29	3,165	3,642
Baltimore County, Metropolitan Dist. 71, GO, 5.00%, 2/1/30	6,750	7,720
Baltimore County, Metropolitan Dist. 71, GO, 5.00%, 2/1/38	12,000	13,738
Baltimore County, Metropolitan Dist. 74, GO, 5.00%, 2/1/33	2,800	3,374
Baltimore County, Metropolitan Dist., GO, 5.00%, 2/1/32	1,000	1,211
Baltimore County, Public Improvement, GO, 5.00%, 2/1/24	9,000	11,400

Baltimore County, Public Improvement, GO, 5.00%, 2/1/32	10,000	12,114
Carroll County, Consolidated Public Improvement, GO 4.75%, 11/1/28	4,240	4,852
Damascus Gardens Dev. Corp., 7.375%, 8/15/17 (2)	1,570	1,830
Frederick County, GO, 5.00%, 8/1/14 (3)	250	273
Frederick County, GO, 5.25%, 7/1/16	2,000	2,231
Frederick County, Public Fac., 5.00%, 6/1/25 (Prerefunded 6/1/18) (1)	4,950	6,098
Frederick County, Public Fac., GO, 5.00%, 6/1/17	1,115	1,335
Frederick County, Public Improvement, GO, 5.00%, 3/1/27	3,000	3,595
Frederick County, Urbana CDA, 3.00%, 7/1/13	500	508
Frederick County, Urbana CDA, 3.00%, 7/1/14	1,290	1,333
Frederick County, Urbana CDA, 3.00%, 7/1/15	750	786
Frederick County, Urbana CDA, 5.00%, 7/1/40	2,505	2,693
Gaithersburg, Asbury Maryland Obligated Group 5.125%, 1/1/26	2,725	2,789
Gaithersburg, Asbury Maryland Obligated Group 5.125%, 1/1/36	13,100	13,177
Gaithersburg, Asbury Maryland Obligation Group 6.00%, 1/1/15, Acquisition Date: 11/30/09 Acquisition Cost $5,250 (7)	5,250	5,265
Gaithersburg Hosp., 6.50%, 9/1/12 (2)(8)	1,000	1,000
Harford County, GO, 5.00%, 7/15/23	1,370	1,528
Harford County, GO, 5.00%, 7/15/24	1,750	1,952
Harford County, GO, 5.00%, 7/15/25	1,000	1,115
Harford County Economic Dev., Battelle Memorial Institute 5.25%, 4/1/34	8,185	8,388
Howard County, Consolidated Public Improvement 5.00%, 8/15/17 (Prerefunded 2/15/14) (1)	250	267
Howard County, Consolidated Public Improvement, GO 4.50%, 4/15/29	5,145	5,789
Howard County, GO, 4.00%, 8/15/31	4,270	4,705

Howard County, GO, 5.00%, 8/15/23	4,000	5,027
Howard County, GO, 5.00%, 8/15/27	2,530	3,120
Howard County, GO, COP, 8.15%, 2/15/20	435	600
Howard County, Patuxent Square Apartments, Multi-Family 4.75%, 10/1/36 (Tender 4/1/29) (9)	2,500	2,621
Howard County, Public Improvement, GO, 4.75%, 4/15/28	4,810	5,540
Howard County, Vantage House, 5.00%, 4/1/16	840	872
Howard County Housing Commission Roger Carter Recreation Center, 4.00%, 6/1/17	260	290
Howard County Housing Commission Roger Carter Recreation Center, 4.00%, 6/1/18	270	304
Howard County Housing Commission Roger Carter Recreation Center, 4.00%, 6/1/19	280	317
Howard County Housing Commission Roger Carter Recreation Center, 4.00%, 6/1/20	290	328
Howard County Housing Commission Roger Carter Recreation Center, 4.00%, 6/1/21	305	345
Howard County Housing Commission Roger Carter Recreation Center, 4.50%, 6/1/36	1,000	1,078
Howard County Housing Commission Roger Carter Recreation Center, 4.50%, 6/1/43	2,320	2,477
Howard County Housing Commission Roger Carter Recreation Center, 5.00%, 6/1/26	580	676
Hyattsville, Univ. Town Center, 5.00%, 7/1/17	1,230	1,286
Hyattsville, Univ. Town Center, 5.60%, 7/1/24	2,024	2,084
Hyattsville, Univ. Town Center, 5.75%, 7/1/34	3,650	3,710
JPMorgan Chase, Maryland CDA Residential, VRTR 0.24%, 9/1/14 (9)(10)	6,975	6,975
Maryland, GO, 4.50%, 3/15/26	23,340	27,641
Maryland, GO, 5.00%, 3/1/22	18,550	22,839
Maryland, GO, 5.00%, 7/15/23	6,880	8,322
Maryland, State & Local Fac., 5.00%, 8/1/18 (Prerefunded 8/1/13) (1)	1,475	1,540

Maryland, State & Local Fac., 5.00%, 8/1/19 (Prerefunded 8/1/15) (1)	5,000	5,673
Maryland, State & Local Fac., GO, 5.00%, 8/1/16	4,000	4,699
Maryland, State & Local Fac., GO, 5.00%, 8/1/20	24,115	30,582
Maryland, State & Local Fac., GO, 5.00%, 8/1/22	10,000	11,884
Maryland CDA, Multi-Family, 5.00%, 7/1/36 (9)	4,280	4,413
Maryland CDA, Multi-Family, 5.05%, 7/1/47 (9)	2,550	2,634
Maryland CDA, Multi-Family, 5.45%, 7/1/43 (9)	3,635	3,638
Maryland CDA, Multi-Family, 5.875%, 7/1/16	610	612
Maryland CDA, Multi-Family, 6.20%, 7/1/23 (9)	2,120	2,125
Maryland CDA, Residential, 4.55%, 9/1/22 (9)	3,000	3,158
Maryland CDA, Residential, 4.625%, 9/1/27 (9)	8,035	8,362
Maryland CDA, Residential, 4.70%, 9/1/34	8,325	8,733
Maryland CDA, Residential, 4.70%, 9/1/37 (9)	10,610	10,882
Maryland CDA, Residential, 4.75%, 9/1/25 (9)	7,520	7,785
Maryland CDA, Residential, 4.75%, 9/1/26	3,255	3,637
Maryland CDA, Residential, 4.75%, 9/1/27 (9)	7,000	7,309
Maryland CDA, Residential, 4.75%, 9/1/29	2,775	2,985
Maryland CDA, Residential, 4.80%, 9/1/21 (9)	1,000	1,063
Maryland CDA, Residential, 4.85%, 9/1/26 (9)	10,000	10,437
Maryland CDA, Residential, 4.90%, 9/1/26 (9)	4,875	5,052
Maryland CDA, Residential, 4.90%, 3/1/29 (9)	5,805	5,997
Maryland CDA, Residential, 4.90%, 9/1/31 (9)	12,500	13,003
Maryland CDA, Residential, 4.90%, 9/1/36 (9)	6,335	6,432
Maryland CDA, Residential, 4.95%, 9/1/22 (9)	1,820	1,949
Maryland CDA, Residential, 5.00%, 9/1/25	1,865	2,067
Maryland CDA, Residential, 5.00%, 9/1/29 (9)	1,495	1,503
Maryland CDA, Residential, 5.00%, 9/1/34	620	658
Maryland CDA, Residential, 5.05%, 9/1/39	4,125	4,389

Maryland CDA, Residential, 5.10%, 9/1/37 (9)	4,500	4,689
Maryland CDA, Residential, 5.125%, 9/1/28	900	991
Maryland CDA, Residential, 5.125%, 9/1/30	1,065	1,196
Maryland CDA, Residential, 5.20%, 3/1/48 (9)	565	590
Maryland CDA, Residential, 5.25%, 9/1/19 (9)	545	546
Maryland CDA, Residential, 5.375%, 9/1/22 (9)	800	801
Maryland CDA, Residential, 5.375%, 9/1/39	10,015	10,793
Maryland CDA, Residential, 5.50%, 9/1/31 (9)	1,395	1,433
Maryland CDA, Residential, 5.50%, 9/1/39 (9)	17,390	18,498
Maryland CDA, Residential, 5.65%, 9/1/48	1,970	2,143
Maryland CDA, Residential, 5.75%, 3/1/41 (9)	4,205	4,469
Maryland CDA, Residential, GO, 4.80%, 9/1/42 (9)	4,000	4,102
Maryland DOT, 5.00%, 5/1/16 (Prerefunded 5/1/14) (1)	3,500	3,772
Maryland DOT, 5.00%, 9/1/22	2,025	2,402
Maryland DOT, 5.00%, 2/15/23	7,990	9,351
Maryland DOT, 5.50%, 2/1/17	910	1,103
Maryland DOT, Aviation Administration, GO, COP 5.00%, 5/1/18 (9)	1,170	1,359
Maryland DOT, Aviation Administration, GO, COP 5.00%, 5/1/19 (9)	1,245	1,460
Maryland DOT, Aviation Administration, GO, COP 5.00%, 5/1/20 (9)	1,315	1,554
Maryland DOT, CONSOL, 5.00%, 5/1/17	3,875	4,645
Maryland DOT, GO, COP, 5.00%, 10/15/23 (9)	1,035	1,195
Maryland Economic Dev. Corp., Aviation Administration 5.375%, 6/1/20 (8)(9)	5,040	5,171
Maryland Economic Dev. Corp., Aviation Administration 5.375%, 6/1/21 (8)(9)	9,540	9,730
Maryland Economic Dev. Corp., Aviation Administration 5.50%, 6/1/17 (8)(9)	5,870	6,035
Maryland Economic Dev. Corp., CONSOL Energy, 5.75%, 9/1/25	7,000	7,582

Maryland Economic Dev. Corp., Morgan State Univ. Student Housing, 6.00%, 7/1/22	4,675	4,773
Maryland Economic Dev. Corp., Morgan State Univ. Student Housing, 6.00%, 7/1/34	9,865	9,973
Maryland Economic Dev. Corp., Ports America Chesapeake 5.125%, 6/1/20	200	221
Maryland Economic Dev. Corp., Ports America Chesapeake Series A, 5.375%, 6/1/25	2,500	2,682
Maryland Economic Dev. Corp., Ports America Chesapeake Series B, 5.375%, 6/1/25	5,500	5,900
Maryland Economic Dev. Corp., Ports America Chesapeake 5.75%, 6/1/35	5,700	6,218
Maryland Economic Dev. Corp., Potomac Electric Power, PCR 6.20%, 9/1/22	13,450	16,340
Maryland Economic Dev. Corp., Public Health Laboratory 4.00%, 6/1/29	6,565	7,061
Maryland Economic Dev. Corp., Public Health Laboratory 4.00%, 6/1/31	2,370	2,529
Maryland Economic Dev. Corp., Public Health Laboratory 5.00%, 6/1/17	6,755	8,034
Maryland Economic Dev. Corp., Public Health Laboratory 5.00%, 6/1/27	9,750	11,626
Maryland Economic Dev. Corp., Public Health Laboratory 5.00%, 6/1/28	11,795	13,997
Maryland Economic Dev. Corp., Salisbury Univ. Student Housing, 3.00%, 6/1/17	645	661
Maryland Economic Dev. Corp., Salisbury Univ. Student Housing, 3.00%, 6/1/18	665	675
Maryland Economic Dev. Corp., Salisbury Univ. Student Housing, 4.00%, 6/1/19	330	350
Maryland Economic Dev. Corp., Salisbury Univ. Student Housing, 4.00%, 6/1/21	385	404
Maryland Economic Dev. Corp., Salisbury Univ. Student Housing, 4.00%, 6/1/22	300	313
Maryland Economic Dev. Corp., Salisbury Univ. Student Housing, 5.00%, 6/1/27	500	546

Maryland Economic Dev. Corp., Salisbury Univ. Student Housing, 5.00%, 6/1/30	400	431
Maryland Economic Dev. Corp., Towson Univ. Student Housing 3.00%, 7/1/17	385	394
Maryland Economic Dev. Corp., Towson Univ. Student Housing 3.00%, 7/1/18	400	405
Maryland Economic Dev. Corp., Towson Univ. Student Housing 4.00%, 7/1/19	250	267
Maryland Economic Dev. Corp., Towson Univ. Student Housing 4.00%, 7/1/22	600	617
Maryland Economic Dev. Corp., Towson Univ. Student Housing 5.00%, 7/1/27	875	959
Maryland Economic Dev. Corp., Towson Univ. Student Housing 5.00%, 7/1/29	600	650
Maryland Economic Dev. Corp., Towson Univ. Student Housing 5.00%, 7/1/39	830	850
Maryland Economic Dev. Corp., Towson Univ. Student Housing 5.25%, 7/1/24	575	611
Maryland Economic Dev. Corp., Towson Univ. Student Housing 5.25%, 7/1/30	2,000	2,090
Maryland Economic Dev. Corp., Towson Univ. Student Housing 5.25%, 7/1/37	2,225	2,309
Maryland Economic Dev. Corp., UMBC Student Housing 5.00%, 7/1/30 (5)	3,000	3,054
Maryland Economic Dev. Corp., UMBC Student Housing 5.00%, 7/1/35 (5)	1,250	1,263
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.00%, 6/1/20 (11)	200	214
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.00%, 6/1/21 (11)	2,000	2,136
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.00%, 6/1/23 (11)	1,440	1,522
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.00%, 6/1/26 (11)	1,000	1,046
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.00%, 6/1/28 (11)	5,280	5,497

Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.50%, 6/1/27	3,295	3,592
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.875%, 6/1/43	5,000	5,405
Maryland Economic Dev. Corp., Univ. Village at Sheppard Pratt 5.875%, 7/1/21 (12)	295	296
Maryland Economic Dev. Corp., Univ. Village at Sheppard Pratt 6.00%, 7/1/33 (12)	4,000	3,995
Maryland HHEFA, Adventist Healthcare, 5.00%, 1/1/16	1,015	1,034
Maryland HHEFA, Adventist Healthcare, 5.00%, 1/1/22	410	461
Maryland HHEFA, Adventist Healthcare, 5.125%, 1/1/23	860	960
Maryland HHEFA, Adventist Healthcare, 5.75%, 1/1/15	700	715
Maryland HHEFA, Adventist Healthcare, 5.75%, 1/1/25	6,100	6,191
Maryland HHEFA, Adventist Healthcare, 6.00%, 1/1/26	1,680	1,965
Maryland HHEFA, Adventist Healthcare, 6.125%, 1/1/36	2,200	2,508
Maryland HHEFA, Adventist Healthcare, 6.25%, 1/1/31	1,500	1,745
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/28	6,815	7,392
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/32	4,720	5,132
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/40	2,850	3,052
Maryland HHEFA, Anne Arundel Health, 6.75%, 7/1/29	5,020	6,140
Maryland HHEFA, Anne Arundel Health, 6.75%, 7/1/39	12,935	15,636
Maryland HHEFA, Ascension Health Alliance, 5.00%, 11/15/51	5,000	5,548
Maryland HHEFA, Board of Child Care, 5.375%, 7/1/32	1,510	1,512
Maryland HHEFA, Board of Child Care, 5.625%, 7/1/20	1,000	1,003
Maryland HHEFA, Board of Child Care, 5.625%, 7/1/22	500	501
Maryland HHEFA, Calvert Memorial Hosp., 5.50%, 7/1/36	8,325	8,568
Maryland HHEFA, Calvert Memorial Hosp., 5.50%, 7/1/39	1,200	1,233
Maryland HHEFA, Carnegie Institution of Washington 4.25%, 7/1/37	865	926
Maryland HHEFA, Carnegie Institution of Washington 4.50%, 7/1/40	14,480	15,827

Maryland HHEFA, Carroll Hosp. Center, 5.00%, 7/1/20	1,710	1,982
Maryland HHEFA, Carroll Hosp. Center, 5.00%, 7/1/24	2,010	2,289
Maryland HHEFA, Carroll Hosp. Center, 5.00%, 7/1/25	605	686
Maryland HHEFA, Carroll Hosp. Center, 5.00%, 7/1/27	830	932
Maryland HHEFA, Carroll Hosp. Center, 5.00%, 7/1/36	1,375	1,435
Maryland HHEFA, Carroll Hosp. Center, 5.00%, 7/1/37	10,930	11,960
Maryland HHEFA, Carroll Hosp. Center, 5.00%, 7/1/40	6,000	6,213
Maryland HHEFA, Charlestown Community, 6.25%, 1/1/41	5,000	5,707
Maryland HHEFA, Charlestown Community, 6.25%, 1/1/45	9,570	10,995
Maryland HHEFA, Doctors Community Hosp., 4.00%, 7/1/13	365	372
Maryland HHEFA, Doctors Community Hosp., 5.00%, 7/1/20	4,910	5,208
Maryland HHEFA, Doctors Community Hosp., 5.00%, 7/1/27	14,770	15,138
Maryland HHEFA, Doctors Community Hosp., 5.00%, 7/1/29	5,000	5,101
Maryland HHEFA, Edenwald General German Aged People's Home, 5.20%, 1/1/24	625	649
Maryland HHEFA, Edenwald General German Aged People's Home, 5.40%, 1/1/31	2,350	2,428
Maryland HHEFA, Edenwald General German Aged People's Home, 5.40%, 1/1/37	3,650	3,751
Maryland HHEFA, Frederick Memorial Hosp., 5.125%, 7/1/35	3,530	3,533
Maryland HHEFA, Frederick Memorial Hosp. 5.25%, 7/1/13 (2)(6)	375	387
Maryland HHEFA, Goucher College, 4.00%, 7/1/21	970	1,080
Maryland HHEFA, Goucher College, 5.00%, 7/1/16 (Prerefunded 7/1/14) (1)	540	571
Maryland HHEFA, Goucher College, 5.00%, 7/1/27	1,280	1,484
Maryland HHEFA, Goucher College, 5.00%, 7/1/34	2,000	2,257
Maryland HHEFA, Goucher College, 5.125%, 7/1/34 (Prerefunded 7/1/14) (1)	6,200	6,365
Maryland HHEFA, Goucher College, 5.375%, 7/1/25 (Prerefunded 7/1/14) (1)	800	832

Maryland HHEFA, Greater Baltimore Medical Center, GO 5.50%, 7/1/31	200	228
Maryland HHEFA, Health Pool 85 A & B, VRDN, 0.18%, 4/1/35	2,700	2,700
Maryland HHEFA, Helix Health, 5.00%, 7/1/27 (2)(4)	9,800	12,309
Maryland HHEFA, Howard County General, 5.50%, 7/1/21 (2)	5,000	5,301
Maryland HHEFA, Ingleside at King Farm Presbyterian Community, 5.30%, 1/1/37	1,000	931
Maryland HHEFA, Johns Hopkins Health, 5.00%, 7/1/30	1,000	1,188
Maryland HHEFA, Johns Hopkins Health, 5.00%, 7/1/31	2,000	2,365
Maryland HHEFA, Johns Hopkins Health, 5.00%, 7/1/32	1,000	1,176
Maryland HHEFA, Johns Hopkins Health, 5.00%, 7/1/33	1,000	1,172
Maryland HHEFA, Johns Hopkins Health, 5.00%, 5/15/40	37,000	40,902
Maryland HHEFA, Johns Hopkins Health, Zero Coupon, 7/1/19	9,705	7,617
Maryland HHEFA, Johns Hopkins Hosp., 5.50%, 5/15/38 (Prerefunded 5/15/14) (1)	10,590	11,532
Maryland HHEFA, Johns Hopkins Medical Institute Parking Fac. 4.60%, 7/1/38 (4)	500	508
Maryland HHEFA, Johns Hopkins Medical Institute Parking Fac. 5.375%, 7/1/20 (4)	5,550	5,563
Maryland HHEFA, Johns Hopkins Medical Institute Parking Fac. 5.50%, 7/1/26 (4)	3,320	3,326
Maryland HHEFA, Johns Hopkins Univ., 4.00%, 7/1/37	7,000	7,451
Maryland HHEFA, Johns Hopkins Univ., 5.00%, 7/1/28	6,560	8,039
Maryland HHEFA, Johns Hopkins Univ., 5.00%, 7/1/29	5,060	6,162
Maryland HHEFA, Johns Hopkins Univ., 5.00%, 7/1/30	3,000	3,636
Maryland HHEFA, Johns Hopkins Univ., 5.00%, 7/1/37	8,000	9,421
Maryland HHEFA, Johns Hopkins Univ., 5.00%, 7/1/38	5,050	5,393
Maryland HHEFA, Johns Hopkins Univ., 5.00%, 7/1/41	8,000	9,383
Maryland HHEFA, Johns Hopkins Univ., 5.25%, 7/1/38	23,420	27,782
Maryland HHEFA, Kaiser Permanente, 5.375%, 7/1/15	2,365	2,373
Maryland HHEFA, Kennedy Krieger Institute, 5.50%, 7/1/33	6,000	6,056

Maryland HHEFA, Lifebridge Health, 5.25%, 7/1/20 (Prerefunded 7/1/14) (1)	625	680
Maryland HHEFA, Lifebridge Health, 6.00%, 7/1/41	5,800	6,811
Maryland HHEFA, Lifebridge Health, VRTR, 0.42%, 1/1/38	700	700
Maryland HHEFA, Loyola College, 4.00%, 10/1/27	1,000	1,092
Maryland HHEFA, Loyola College, 4.00%, 10/1/28	1,000	1,086
Maryland HHEFA, Loyola College, 4.00%, 10/1/32	1,300	1,391
Maryland HHEFA, Loyola College, 4.00%, 10/1/34	1,440	1,517
Maryland HHEFA, Loyola College, 5.00%, 10/1/29	1,995	2,355
Maryland HHEFA, Loyola College, 5.00%, 10/1/30	1,345	1,579
Maryland HHEFA, Loyola College, 5.00%, 10/1/31	2,050	2,399
Maryland HHEFA, Loyola College, 5.00%, 10/1/39	5,000	5,710
Maryland HHEFA, Loyola College, 5.00%, 10/1/40	6,000	6,282
Maryland HHEFA, Loyola College, 5.125%, 10/1/45	17,255	18,103
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/21	855	936
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/24	2,095	2,259
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/27	1,435	1,538
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/35	1,000	1,046
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/36	2,000	2,116
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/40	6,910	7,202
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/42	8,260	8,690
Maryland HHEFA, MedStar Health, 5.25%, 8/15/38 (4)	10,085	12,220
Maryland HHEFA, MedStar Health, 5.25%, 5/15/46	6,040	6,329
Maryland HHEFA, MedStar Health, 5.375%, 8/15/24	2,500	2,660
Maryland HHEFA, MedStar Health, 5.50%, 8/15/33	19,485	20,286

Maryland HHEFA, Mercy Medical Center, 5.00%, 7/1/24	1,615	1,822
Maryland HHEFA, Mercy Medical Center, 5.00%, 7/1/25	2,795	3,147
Maryland HHEFA, Mercy Medical Center, 5.00%, 7/1/26	1,910	2,157
Maryland HHEFA, Mercy Medical Center, 5.00%, 7/1/27	1,400	1,543
Maryland HHEFA, Mercy Medical Center, 5.00%, 7/1/31	13,385	14,669
Maryland HHEFA, Mercy Medical Center, 5.50%, 7/1/42	26,085	27,623
Maryland HHEFA, Mercy Medical Center, 6.50%, 7/1/13 (8)	425	446
Maryland HHEFA, Mercy Ridge, 4.50%, 7/1/15	275	294
Maryland HHEFA, Mercy Ridge, 4.50%, 7/1/35	1,000	1,010
Maryland HHEFA, Mercy Ridge, 6.00%, 4/1/28 (Prerefunded 4/1/13) (1)	1,775	1,852
Maryland HHEFA, Mercy Ridge, 6.00%, 4/1/35 (Prerefunded 4/1/13) (1)	3,660	3,819
Maryland HHEFA, Meritus Health, Washington County Hosp. 5.75%, 1/1/33	8,475	9,088
Maryland HHEFA, Meritus Health, Washington County Hosp. 5.75%, 1/1/38	4,110	4,379
Maryland HHEFA, Meritus Health, Washington County Hosp. 6.00%, 1/1/28	2,005	2,191
Maryland HHEFA, Meritus Health, Washington County Hosp. 6.00%, 1/1/43	12,455	13,429
Maryland HHEFA, Patterson Park Public Charter School 5.75%, 7/1/30	1,515	1,591
Maryland HHEFA, Patterson Park Public Charter School 6.00%, 7/1/40	1,500	1,574
Maryland HHEFA, Patterson Park Public Charter School 6.125%, 7/1/45	2,125	2,243
Maryland HHEFA, Peninsula Regional Medical Center 5.00%, 7/1/36	4,315	4,550
Maryland HHEFA, Sheppard & Enoch Pratt Foundation 5.00%, 7/1/36 (Prerefunded 7/1/13) (1)	85	88
Maryland HHEFA, Sheppard & Enoch Pratt Foundation 5.25%, 7/1/35 (Prerefunded 7/1/13) (1)	10,000	10,394

Maryland HHEFA, Union Hosp. of Cecil County, 5.00%, 7/1/35	4,700	4,851
Maryland HHEFA, Union Hosp. of Cecil County, 5.00%, 7/1/40	8,145	8,376
Maryland HHEFA, Univ. of Maryland Medical, 4.75%, 7/1/23	1,000	1,081
Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/18	1,000	1,150
Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/20	300	343
Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/29	6,265	6,760
Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/31 (4)	1,120	1,230
Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/34	11,500	12,453
Maryland HHEFA, Univ. of Maryland Medical, 5.125%, 7/1/39	11,430	12,484
Maryland HHEFA, Univ. of Maryland Medical, 5.25%, 7/1/21	2,925	3,296
Maryland HHEFA, Univ. of Maryland Medical, 5.50%, 7/1/24 (4)	8,780	10,032
Maryland HHEFA, Univ. of Maryland Medical, 7.00%, 7/1/22 (6)	2,045	2,513
Maryland HHEFA, Univ. of Maryland Medical, VRDN 0.18%, 7/1/41	9,075	9,075
Maryland HHEFA, Upper Chesapeake Health, 5.50%, 1/1/28	10,660	11,672
Maryland HHEFA, Upper Chesapeake Health, 6.00%, 1/1/38	5,000	5,621
Maryland HHEFA, Western Maryland Health, 5.00%, 1/1/14	3,400	3,570
Maryland HHEFA, Western Maryland Health, 5.00%, 7/1/20	2,905	3,228
Maryland HHEFA, Western Maryland Health, 5.00%, 7/1/25	1,905	2,125
Maryland Ind. Dev. Fin. Auth., Bon Secours Health 5.929%, 8/26/22 (8)	12,000	13,759
Maryland Ind. Dev. Fin. Auth., IDRB, Synagro/Baltimore Wastewater, 5.25%, 12/1/12 (9)	1,100	1,109
Maryland Ind. Dev. Fin. Auth., IDRB, Synagro/Baltimore Wastewater, 5.25%, 12/1/13 (9)	1,000	1,038
Maryland Ind. Dev. Fin. Auth., IDRB, Synagro/Baltimore Wastewater, 5.375%, 12/1/14 (9)	1,000	1,063
Maryland Ind. Dev. Fin. Auth., IDRB, Synagro/Baltimore Wastewater, 5.50%, 12/1/15 (9)	1,000	1,090
Maryland Ind. Dev. Fin. Auth., IDRB, Synagro/Baltimore Wastewater, 5.625%, 12/1/16 (9)	1,195	1,327

Maryland Ind. Dev. Fin. Auth., McDonogh School 4.50%, 9/1/35	3,885	4,280
Maryland Ind. Dev. Fin. Auth., McDonogh School 4.75%, 9/1/40	6,105	6,764
Maryland Ind. Dev. Fin. Auth., National Aquarium in Baltimore 5.50%, 11/1/17 (Prerefunded 11/1/12) (1)	1,430	1,442
Maryland Ind. Dev. Fin. Auth., Our Lady of Good Counsel High School, 5.50%, 5/1/20	1,880	1,980
Maryland Ind. Dev. Fin. Auth., Our Lady of Good Counsel High School, 6.00%, 5/1/35	4,900	5,134
Maryland Stadium Auth., Baseball Stadium 5.00%, 12/15/17 (9)	7,230	8,462
Maryland Stadium Auth., Baseball Stadium 5.00%, 12/15/18 (9)	8,640	10,273
Maryland Stadium Auth., Baseball Stadium 5.00%, 12/15/19 (9)	1,000	1,195
Maryland Transportation Auth., 4.00%, 7/1/26	2,340	2,624
Maryland Transportation Auth., 4.50%, 7/1/41 (8)	2,925	3,091
Maryland Transportation Auth., 5.00%, 7/1/20 (8)	5,020	5,835
Maryland Transportation Auth., 5.00%, 7/1/23	1,010	1,233
Maryland Transportation Auth., 5.00%, 7/1/27 (8)	10,535	12,232
Maryland Transportation Auth., 5.00%, 7/1/28	17,655	20,129
Maryland Transportation Auth., 5.00%, 7/1/29 (Prerefunded 7/1/14) (1)(8)	1,735	1,883
Maryland Transportation Auth., 5.00%, 7/1/34 (8)	18,130	20,293
Maryland Transportation Auth., 5.00%, 7/1/37 (8)	2,005	2,223
Maryland Transportation Auth., 5.00%, 7/1/38 (8)	4,855	5,379
Maryland Transportation Auth., 5.00%, 7/1/41 (8)	1,650	1,826
Maryland Transportation Auth., 6.80%, 7/1/16 (2)	8,925	10,159
Maryland Transportation Auth., Baltimore-Washington Int'l. Airport Parking, 5.00%, 3/1/23	4,070	4,956
Maryland Transportation Auth., Baltimore-Washington Int'l. Airport Parking, 5.00%, 3/1/24 (9)	9,920	11,456

Maryland Transportation Auth., Baltimore-Washington Int'l. Airport Parking, 5.00%, 3/1/24	4,285	5,175
Maryland Transportation Auth., Baltimore-Washington Int'l. Airport Parking, 5.00%, 3/1/25	4,500	5,389
Maryland Transportation Auth., Baltimore-Washington Int'l. Airport Parking, 5.00%, 3/1/26 (9)	7,615	8,633
Maryland Transportation Auth., Baltimore-Washington Int'l. Airport Parking, 5.00%, 3/1/26	8,055	9,572
Maryland Transportation Auth., Baltimore-Washington Int'l. Airport Parking, 5.00%, 3/1/27	8,470	9,976
Maryland Transportation Auth., Baltimore-Washington Int'l. Airport Passenger Fac. Charge, 5.00%, 6/1/23 (9)	2,440	2,881
Maryland Transportation Auth., Baltimore-Washington Int'l. Airport Passenger Fac. Charge, 5.00%, 6/1/24 (9)	2,560	2,992
Maryland Transportation Auth., Baltimore-Washington Int'l. Airport Passenger Fac. Charge, 5.00%, 6/1/25 (9)	2,690	3,118
Maryland Transportation Auth., Baltimore-Washington Int'l. Airport Passenger Fac. Charge, 5.00%, 6/1/26 (9)	2,820	3,248
Maryland Transportation Auth., Baltimore-Washington Int'l. Airport Passenger Fac. Charge, 5.00%, 6/1/27 (9)	2,965	3,396
Maryland Transportation Auth., Baltimore-Washington Int'l. Airport Passenger Fac. Charge, 5.00%, 6/1/28 (9)	3,110	3,523
Montgomery County, Consolidated Public Improvement 5.00%, 5/1/21 (Prerefunded 5/1/17) (1)	4,500	5,423
Montgomery County, Consolidated Public Improvement, GO 5.00%, 9/1/15	3,230	3,523
Montgomery County, Consolidated Public Improvement, GO 5.00%, 8/1/16	6,385	7,501
Montgomery County, Consolidated Public Improvement, GO 5.00%, 6/1/24	5,750	6,386
Montgomery County, Consolidated Public Improvement, GO 5.00%, 5/1/27	11,575	13,211
Montgomery County, GO, 4.50%, 7/1/29	16,000	18,203
Montgomery County, GO, VRDN, 0.17%, 6/1/26	2,545	2,545
Montgomery County, GO, VRDN, 0.19%, 6/1/26	765	765

Montgomery County, Public Improvement, GO, 5.00%, 4/1/13	435	447
Montgomery County, Public Improvement, GO, 5.00%, 7/1/18	3,395	3,807
Montgomery County, Public Improvement, GO, 5.00%, 5/1/25	9,450	10,939
Montgomery County, Trinity Health, 5.00%, 12/1/40	12,585	14,065
Montgomery County, West Germantown Dev. Dist. 5.50%, 7/1/27 (13)	1,000	1,012
Montgomery County Housing Opportunities Commission Multi-Family, 4.70%, 7/1/37 (9)	3,000	3,058
Montgomery County Housing Opportunities Commission Multi-Family, 5.65%, 11/1/33	7,345	7,356
Montgomery County Housing Opportunities Commission Single Family, 4.70%, 7/1/37 (9)	2,445	2,486
Montgomery County Housing Opportunities Commission Single Family, 4.75%, 7/1/32 (9)	3,305	3,399
Montgomery County Housing Opportunities Commission Single Family, 4.90%, 7/1/22 (9)	1,825	1,954
Montgomery County Housing Opportunities Commission Single Family, 5.00%, 7/1/36 (9)	1,950	2,002
Morgan State Academic & Auxiliary Fac., 4.00%, 7/1/19	500	573
Morgan State Academic & Auxiliary Fac., 5.00%, 7/1/21	650	799
Morgan State Academic & Auxiliary Fac., 5.00%, 7/1/23	600	732
Morgan State Academic & Auxiliary Fac., 5.00%, 7/1/24	630	762
Morgan State Academic & Auxiliary Fac., 5.00%, 7/1/26	1,000	1,192
Morgan State Academic & Auxiliary Fac., 5.00%, 7/1/28	575	681
Morgan State Academic & Auxiliary Fac., 5.00%, 7/1/30	400	469
Morgan State Academic & Auxiliary Fac., 5.00%, 7/1/32	450	523
Morgan State Academic & Auxiliary Fac., 6.05%, 7/1/15 (3)	1,000	1,084
Northeast Maryland Waste Disposal Auth., Montgomery County Resource Recovery Fac., 5.50%, 4/1/16 (4)(9)	16,000	16,381
Prince George's County, Consolidated Public Improvement, GO 5.00%, 7/15/27	3,880	4,449
Prince George's County, GO, 5.00%, 7/15/24	7,065	8,312

Prince George's County, GO, 5.00%, 7/15/25	5,810	6,760
Prince George's County, GO, 5.00%, 7/15/26	5,575	6,502
Prince George's County, National Harbor, 4.70%, 7/1/15	1,282	1,333
Prince George's County, National Harbor, 5.20%, 7/1/34	6,100	6,237
Saint Mary's County, Hosp., 5.00%, 10/1/19 (Prerefunded 10/1/12) (1)	1,085	1,100
Univ. System of Maryland, Auxiliary Fac. & Tuition 4.00%, 4/1/17	1,000	1,149
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 4/1/15	3,100	3,465
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 4/1/18 (Prerefunded 4/1/15) (1)	190	213
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 4/1/18	540	597
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 4/1/19	3,100	3,423
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 4/1/19 (Prerefunded 4/1/15) (1)	2,010	2,249
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 10/1/23	2,110	2,430
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 10/1/24	5,485	6,317
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 10/1/25	5,550	6,353
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 4/1/26	5,085	6,183
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 10/1/26	6,135	7,027
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 4/1/27	7,070	8,560
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 4/1/28	5,000	6,029
Washington Suburban Sanitary Dist., 5.00%, 6/1/21 (Prerefunded 6/1/15) (1)	5,630	6,343

Washington Suburban Sanitary Dist., 5.00%, 6/1/25 (Prerefunded 6/1/15) (1)	620	699
Washington Suburban Sanitary Dist., GO, 4.75%, 6/1/28	3,305	3,869
Westminster, Carroll Lutheran Village, 6.25%, 5/1/34	7,500	7,548
		1,972,510

PUERTO RICO 1.9%

Puerto Rico, 5.25%, 7/1/27 (Prerefunded 7/1/16) (1)	1,825	2,162
Puerto Rico, 5.25%, 7/1/30 (Prerefunded 7/1/16) (1)	1,235	1,463
Puerto Rico Electric Power Auth., FRN, 0.829%, 7/1/29 (8)	4,000	2,826
Puerto Rico Highway & Transportation Auth., 5.50%, 7/1/15 (8)	5,000	5,478
Puerto Rico Housing Fin. Auth., 5.00%, 12/1/20 (Prerefunded 12/1/13) (1)	2,780	2,942
Puerto Rico Sales Tax Fin. Corp., 5.25%, 8/1/41	4,000	4,247
Puerto Rico Sales Tax Fin. Corp., 5.375%, 8/1/39	7,500	8,017
Puerto Rico Sales Tax Fin. Corp., 5.50%, 8/1/42	7,100	7,664
Puerto Rico Sales Tax Fin. Corp., 6.50%, 8/1/35	4,150	5,004
		39,803

DISTRICT OF COLUMBIA 1.8%

Washington Metropolitan Area Transit Auth., 5.00%, 1/1/13 (3)	155	157
Washington Metropolitan Area Transit Auth., 5.00%, 7/1/18	3,475	4,188
Washington Metropolitan Area Transit Auth., 5.125%, 7/1/32	3,750	4,269
Washington Metropolitan Area Transit Auth., 5.25%, 7/1/22	2,000	2,420
Washington Metropolitan Area Transit Auth., 5.25%, 7/1/23	5,000	6,003
Washington Metropolitan Area Transit Auth., 5.25%, 7/1/24	1,500	1,790
Washington Metropolitan Area Transit Auth., 5.25%, 7/1/25	4,990	5,905
Washington Metropolitan Area Transit Auth., 5.25%, 7/1/28	7,500	8,752
Washington Metropolitan Area Transit Auth., 5.25%, 7/1/29	2,000	2,324
		35,808

VIRGIN ISLANDS 0.3%

Virgin Islands PFA, 5.00%, 10/1/25	4,500	4,925
Virgin Islands PFA, Diageo, 6.75%, 10/1/37	1,500	1,770
		6,695
Total Municipal Securities (Cost $1,893,446)		2,054,816
Total Investments in Securities		
99.3% of Net Assets (Cost $1,893,446)		**$ 2,054,816**

‡ Denominated in U.S. dollars unless otherwise noted.
(1) Prerefunded date is used in determining portfolio maturity.
(2) Escrowed to maturity
(3) Insured by National Public Finance Guarantee Corp.
(4) Insured by AMBAC Assurance Corp.
(5) Insured by XL Capital Assurance Inc.
(6) Insured by Financial Guaranty Insurance Company
(7) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $5,265 and represents 0.3% of net assets.
(8) Insured by Assured Guaranty Municipal Corp.
(9) Interest subject to alternative minimum tax
(10) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $6,975 and represents 0.3% of net assets.
(11) Insured by Assured Guaranty U.S. Holdings
(12) Insured by ACA Financial Guaranty Corp.
(13) Insured by Radian Asset Assurance Inc.
CDA Community Development Administration/Authority
COP Certificate of Participation
DOT Department of Transportation
FRN Floating-Rate Note
GO General Obligation
HHEFA Health & Higher Educational Facility Authority
IDRB Industrial Development Revenue Bond
PCR Pollution Control Revenue

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The Maryland Tax-Free Bond Fund (the fund) is a nondiversified, open-end management investment company established by the trust. The fund commenced operations on March 31, 1987. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Maryland state and local income taxes by investing primarily in investment-grade Maryland municipal bonds.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. On August 31, 2012, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their values.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended August 31, 2012, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations.Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of August 31, 2012, the fund held no derivative instruments.

Additionally, during the six months ended August 31, 2012, the fund recognized $40,000 of gain on interest rate derivatives, included in realized gain (loss) on Futures on the accompanying Statement of Operations.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit collateral with the broker in the form of cash or securities in an amount equal to a certain percentage of the contract value (margin requirement); the margin requirement must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended August 31, 2012, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Counterparty Risk and Collateral Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund. Cash posted by the fund to meet margin requirements is reflected as restricted cash in the accompanying financial statements and securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. As of August 31, 2012, no margin had been posted by the fund to the broker for exchange-traded derivatives.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $271,273,000 and $162,734,000, respectively, for the six months ended August 31, 2012.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after March 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. As of February 29, 2012, the fund had $14,193,000 of available capital loss carryforwards, which expire as follows: $1,188,000 in fiscal 2016, $9,975,000 in fiscal 2017, and $2,636,000 in fiscal 2019; $1,114,000 have no expiration.

At August 31, 2012, the cost of investments for federal income tax purposes was $1,891,103,000. Net unrealized gain aggregated $163,713,000 at period-end, of which $165,253,000 related to appreciated investments and $1,540,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2012, expenses incurred pursuant to these service agreements were $65,000 for Price Associates and $170,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Trustees (Board), including a majority of the fund’s independent trustees, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month and 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds, and the fund’s total expense ratio was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent trustees were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 16, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 16, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date October 16, 2012